Exhibit 99.2
Balanced Energy Initiative Update May 27, 2010

This presentation contains "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections of CMS Energy's and Consumers Energy's Form 10-K for the year ended December 31 and as updated in subsequent 10-Qs. CMS Energy's and Consumers Energy's "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections are incorporated herein by reference and discuss important factors that could cause CMS Energy's and Consumers Energy's results to differ materially from those anticipated in such statements. The presentation also includes non-GAAP measures when describing CMS Energy's results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com. CMS Energy expects 2010 reported earnings to be about the same as adjusted earnings. Reported earnings could vary because of several factors. CMS Energy is not providing reported earnings guidance reconciliation because of the uncertainties associated with those factors.

Agenda Defer New Coal Plant John Russell President & CEO New Investment Plan Tom Webb Executive VP & CFO

Today's Announcement Defer 830 MW new clean coal plant Activate new plan Continue Balanced Energy Initiative Two primary drivers Lower customer demand Lower gas prices Growing Forward Strategy and Balanced Energy Initiative unchanged Earnings guidance unchanged Defer new clean coal plant beyond 2017 launch schedule.

What's Changed? Peak Demand Long-Term Gas Prices EGAA Current Outlook 2009 9398 8384 2010 9513 8443 2011 9700 8577 2012 9783 8772 2013 9819 8924 2014 9889 9022 2015 10014 9161 2016 10076 9295 2017 10099 9378 2018 10123 9484 2019 10143 9571 2020 10160 9631 2021 10177 9667 2022 10192 9719 2023 10209 9808 2024 10229 9883 2025 10249 9937 2026 10272 9973 2027 10296 10026 2028 10320 10077 2029 10345 10125 2030 10376 10174 2031 10222 2032 10268 2033 10313 2034 10376 2035 10417 2036 10458 2037 10500 2038 10521 2039 10542 2040 10563 MW 0 Present Outlook Air Permit Peak demand down 700 MWs by 2017; "shale" gas lower price. 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 EGAA 9.03475 7.091 7.862 8.013 7.951 7.933 8.48 9.02 9.563 9.997 10.473 11.058 11.788 12.541 13.474 14.344 15.011 15.788 Current Outlook 9.03475 3.99 4.26 5.21 5.65 5.95 6.25 6.57 6.94 7.32 7.7 7.99 8.23 8.48 8.75 8.98 9.18 9.46 Henry Hub Actuals 1.532583333 1.797666667 2.143333333 1.900583333 1.635583333 2.590833333 2.58725 2.10825 2.267833333 3.885666667 4.272666667 3.221166667 5.387916667 6.137583333 8.615666667 7.226333333 6.86025 9.03475 3.99 MMBtu $ Present Outlook (down 33%) Air Permit Actual

Capacity Fuel Mix (2018) With New Coal Plant New Plan With or without new coal plant projected fuel mix balanced.

6 New Investment Plan Utility Investment Drives . . . . .. . . . EPS growth at responsible rates. Investment 2010-14 (mils) Base capital $ 4,390 Choices in Plan Renewables $ 900 Smart Grid 650 Gas compression and pipelines 250 Electric generation 250 Electric reliability and other environmental 800 Total Choices in Plan $ 2,850 Total Capital 2010-14 $ 7,240 2008 2009 2010 2011 2012 2013 2014 Depreciation 7.851 8.729 9.2 8.814 8.482 7.999 7.577 7.077 Maintenance 0.583 1.162 1.753 2.342 2.951 Customer growth 0.055 0.112 0.171 0.234 0.301 Environmental 0.106 0.238 0.418 0.685 0.988 Electric generation 0 0 0.031 0.114 0.208 Gas compression and pipelines 0.076 0.155 0.217 0.252 0.275 Energy optimization 0 0.025 0.083 0.15 0.219 Electric reliability and other environmental 0.059 0.168 0.339 0.539 0.737 Smart Grid 0.056 0.144 0.232 0.385 0.578 Renewables 0.02 0.066 0.216 0.416 0.7 6%-8% Bils $ Present Rate Base 2009 2010 2011 2012 2013 2014 Average Rate Base (bils) $9.8 $10.5 $11.4 $12.5 $13.8 0 Rate Base

Renewables - Build Lake Winds Energy Park Cross Winds Energy Park Michigan energy law renewables requirements 10 percent energy, 500 MW of new capacity by 2015 Purchase 50 percent and build 50 percent MPSC approved Renewable Plan (May 2009) Annual surcharge in place (Sept 2009) Lake Winds Energy Park 2012 - 100 MW "build" Cross Winds Energy Park 500 MW potential First wind farm construction authorized; PPAs underway.

Key Takeaways . . . . .. . . . Growing Forward strategy continues. CMS Adjusted EPS (non-GAAP) Potential a _ _ _ _ _ a Excluding MTM in 2004-2006 b $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock Dividend Annual ¢/share Payout 25% 30% 2003 2004 2005 2006 2007 2008 2009 2010 Future Actual 0.81 0.9 0.96 1.08 0.84 1.21 1.26 Guidance 0.8 0.85 0.9 1 0.8 1.2 1.25 1.35 1.45 1.45 8% Growth 6%-8% Growth $1.21b $1.20 $1.25 $1.35 40% 44% 60¢ $1.26 Actual Guidance New clean coal plant deferred Investment plan supports: 6% - 8% EPS growth Growing dividend Operating cash flow growth 2010 adjusted EPS (non-GAAP) guidance of $1.35 unchanged

GAAP Reconciliation

CMS Energy
Earnings Reconciliation By Quarter and Year
December 31
Reconciliation of reported measures prepared in accordance with
Generally Accepted Accounting Principles (GAAP) versus non-GAAP measures

	Unaudited Quarters
(millions, except per share amounts)	1Q03	2Q03	3Q03	4Q03	FY 2003

Reported net income	$82	$(65)	$(69)	$8	$(44)

After-tax items:
Electric and gas utility other				30	30
Enterprises other	5	7	62	37	111
Corporate other	1		19	4	24
Discontinued operations	(31)	53	(2)	(43)	(23)
Cumulative accounting changes	24				24

Ongoing earnings (non-GAAP)	$81	$(5)	$10	$36	$122

Average shares outstanding, basic	144.1	144.1	152.2	161.1	150.4

Average shares outstanding, diluted	165.0	144.1	152.2	161.1	150.4

Reported earnings per share	$0.52	$(0.45)	$(0.46)	$0.05	$(0.30)

After-tax items
Electric and gas utility other				0.19	0.21
Enterprises other	0.03	0.05	0.41	0.23	0.74
Corporate other			0.12	0.02	0.16
Discontinued operations	(0.19)	0.37	(0.01)	(0.27)	(0.16)
Cumulative accounting changes	0.14				0.16

Ongoing earnings per share (non-GAAP)	$0.50	$(0.03)	$0.06	$0.22	$0.81

Note: Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.
2003 A-1

CMS Energy
Earnings Reconciliation By Quarter and Year
Reconciliation of reported measures prepared in accordance with
Generally Accepted Accounting Principles (GAAP) versus non-GAAP measures

	Unaudited				31-Dec
(millions, except per share amounts)	1Q04*	2Q04	3Q04	4Q04	FY 2004

Reported net income — GAAP	$(9)	$16	$56	$47	$110

After-tax items:
Electric and gas utility other				(67)	(67)
Enterprises other	88		(29)	48	107
Corporate other	(7)		(1)	1	(7)
Discontinued operations	2		(8)	10	4
Cumulative accounting changes	2				2

Adjusted earnings, including MTM	$76	$16	$18	$39	$149
Mark-to-market impacts	NM	(13)	9	9	5

Adjusted earnings, excluding MTM	$76	$3	$27	$48	$154

Average shares outstanding, basic	161.1	161.2	161.5	190.2	168.6

Average shares outstanding, diluted	161.1	164.2	165.0	194.0	172.1

Reported earnings per share — GAAP	$(0.06)	$0.10	$0.34	$0.24	$0.64
After-tax items
Electric and gas utility other				(0.35)	(0.39)
Enterprises other	0.56		(0.17)	0.25	0.62
Corporate other	(0.05)		(0.01)	0.01	(0.03)
Discontinued operations	0.01		(0.05)	0.05	0.02
Cumulative accounting changes	0.01				0.01

Adjusted earnings per share, including MTM	$0.47	$0.10	$0.11	$0.20	$0.87
Mark-to-market impacts	NM	(0.08)	0.06	0.05	0.03

Adjusted earnings per share, excluding MTM	$0.47	$0.02	$0.17	$0.25	$0.90

Note: Year-to-date & full-year EPS may not equal sum of quarters due to share count differences.

*	Quarterly amounts differ from amounts previously reported due to accelerating the measurement date on our benefit plans by one month and the remeasurement of our post retirement obligation.
NM: Not meaningful.
2004 A-1

CMS Energy
Earnings Reconciliation By Quarter and Year
Reconciliation of reported measures prepared in accordance with
Generally Accepted Accounting Principles (GAAP) versus non-GAAP measures

	Unaudited				31-Dec
(millions, except per share amounts)	1Q05	2Q05	3Q05	4Q05	FY 2005

Reported net income — GAAP	$150	$27	$(265)	$(6)	$(94)

After-tax items:
Electric and gas utility other
Enterprises other	(2)	(1)	(1)	13	9
Corporate other		1		8	9
Discontinued operations				(14)	(14)
Asset impairment			385		385

Adjusted earnings, including MTM	$148	$27	$119	$1	$295
Mark-to-market impacts	(75)	19	(75)	40	(91)

Adjusted earnings, excluding MTM	$73	$46	$44	$41	$204

Average shares outstanding, basic	195.3	217.9	219.6	218.5	211.8

Average shares outstanding, diluted	206.3	228.9	219.6	218.5	211.8

Reported earnings per share — GAAP	$0.74	$0.12	$(1.21)	$(0.03)	$(0.44)

After-tax items
Electric and gas utility other
Enterprises other	(0.01)	NM	NM	0.06	0.04
Corporate other		NM		0.03	0.04
Discontinued operations				(0.06)	(0.07)
Asset impairment			1.75		1.82

Adjusted earnings per share, including MTM	$0.73	$0.12	$0.54	$0.00	$1.39
Mark-to-market impacts	(0.36)	0.08	(0.34)	0.19	(0.43)

Adjusted earnings per share, excluding MTM	$0.37	$0.20	$0.20	$0.19	$0.96

Note: Year-to-date & full-year EPS may not equal sum of quarters due to share count differences.
2005 A-1

CMS Energy
Earnings Reconciliation By Quarter and Year
Reconciliation of reported measures prepared in accordance with
Generally Accepted Accounting Principles (GAAP) versus non-GAAP measures

	Unaudited
	2006				2006
(In millions, except per share amounts)	1Q	2Q	3Q	4Q	Dec YTD

Reported net income — GAAP	$(27)	$72	$(103)	$(32)	$(90)

After-tax items:
Electric and gas utility other	—	—	—	—	—
Enterprises other	—	—	(29)	25	(4)
Corporate interest and other	2	(15)	4	82	73
Discontinued operations (gain)	(1)	(2)	(1)	(2)	(6)
Asset impairment charges	—	—	169	—	169

Adjusted earnings, including MTM	$(26)	$55	$40	$73	$142
Mark-to-market impacts	74	21	30	(13)	112

Adjusted earnings, excluding MTM	$48	$76	$70	$60	$254

Average shares outstanding, basic	219.1	219.6	220.1	220.6	219.9
Average shares outstanding, diluted	219.1	229.6	220.1	220.6	219.9

Reported earnings per share — GAAP	$(0.12)	$0.31	$(0.47)	$(0.15)	$(0.41)

After-tax items
Electric and gas utility other	—	—	—	—	—
Enterprises other	—	—	(0.13)	0.11	(0.02)
Corporate other	0.01	(0.07)	0.02	0.38	0.27
Discontinued operations	(0.01)	(0.01)	—	(0.01)	(0.03)
Asset impairment charges	—	—	0.76	—	0.76

Adjusted earnings per share, including MTM	$(0.12)	$0.23	$0.18	$0.33	$0.57
Mark-to-market impacts	0.34	0.10	0.13	(0.06)	0.51

Adjusted earnings per share, excluding MTM	$0.22	$0.33	$0.31	$0.27	$1.08

Note: Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.
2006 A-1

CMS Energy Corporation
Earnings By Quarter and Year GAAP Reconciliation
(Unaudited)

	(In millions, except per share amounts)
	2007
	1Q	2Q	3Q	4Q	Dec YTD

Reported net income (loss) — GAAP	($215)	$33	$82	($127)	($227)

After-tax items:
Electric and gas utility	4	—	—	—	4
Enterprises	49	19	(10)	222	280
Corporate interest and other	(81)	32	9	(38)	(78)
Discontinued operations (income) loss	178	(91)	—	2	89
Asset impairment charges, net	157	25	(49)	—	133

Adjusted income — non-GAAP	$92	$18	$32	$59	$201

Average shares outstanding, basic	221.5	222.6	223.0	223.4	222.6
Average shares outstanding, diluted	221.5	222.6	241.3	223.4	222.6

Reported earnings (loss) per share — GAAP	($0.97)	$0.15	$0.34	($0.57)	($1.02)

After-tax items:
Electric and gas utility	0.01	—	—	—	(0.07)
Enterprises	0.23	0.08	(0.04)	0.99	1.25
Corporate interest and other	(0.36)	0.15	0.03	(0.17)	(0.32)
Discontinued operations (income) loss	0.80	(0.41)	—	0.01	0.40
Asset impairment charges, net	0.71	0.11	(0.20)	—	0.60

Adjusted earnings per share — non-GAAP	$0.42	$0.08	$0.13	$0.26	$0.84

	(In millions, except per share amounts)
	2008
	1Q		2Q	3Q	4Q	Dec YTD

Reported net income — GAAP	$103		$46	$79	$61	$289

After-tax items:
Electric and gas utility	—		1	6	5	12
Enterprises	*		(4)	(* )	1	(3)
Corporate interest and other	—		—	(6)	1	(5)
Discontinued operations (income) loss	(*	)	1	(1)	*	*

Adjusted income — non-GAAP	$103		$44	$78	$68	$293

Average shares outstanding, basic	223.5		223.7	224.1	224.5	223.9
Average shares outstanding, diluted	236.6		239.1	234.3	226.6	234.8

Reported earnings per share — GAAP	$0.44		$0.19	$0.34	$0.27	$1.23

After-tax items:
Electric and gas utility	—		0.01	0.02	0.03	0.05
Enterprises	*		(0.02)	0.01	*	(0.01)
Corporate interest and other	—		—	(0.03)	*	(0.02)
Discontinued operations (income) loss	(*	)	0.01	(0.01)	*	*

Adjusted earnings per share — non-GAAP (a)	$0.44		$0.19	$0.33	$0.30	$1.25

(a)	Including discontinued Exeter operations and accounting changes related to convertible debt and restricted stock, adjusted earnings per share was $0.43, $0.17, $0.32, $0.30, and $1.21, respectively.
Note: Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.

*	Less than $500 thousand or $0.01 per share.
2008 A-1

CMS Energy Corporation
Earnings By Quarter and Year GAAP Reconciliation
(Unaudited)

(In millions, except per share amounts)	2008
	1Q		2Q	3Q	4Q	Dec YTD

Reported net income — GAAP	$102		$44	$78	$60	$284

After-tax items:
Electric and gas utility	—		1	6	5	12
Enterprises	*		(4)	*	1	(3)
Corporate interest and other	—		—	(6)	1	(5)
Discontinued operations (income) loss	(1)		1	(1)	*	(1)

Adjusted income — non-GAAP	$101		$42	$77	$67	$287

Average shares outstanding, basic	225.2		225.4	225.8	226.3	225.7
Average shares outstanding, diluted	237.6		240.6	236.3	228.1	236.2

Reported earnings per share — GAAP	$0.43		$0.18	$0.33	$0.26	$1.20

After-tax items:
Electric and gas utility	—		0.01	0.02	0.03	0.05
Enterprises	*		(0.02)	0.01	0.01	(0.02)
Corporate interest and other	—		—	(0.03)	*	(0.02)
Discontinued operations (income) loss	(*	)	—	(0.01)	*	(* )

Adjusted earnings per share — non-GAAP (a)	$0.43		$0.17	$0.32	$0.30	$1.21

(In millions, except per share amounts)	2009
	1Q	2Q	3Q	4Q		Dec YTD

Reported net income — GAAP	$70	$75	$67	$6		$218

After-tax items:
Electric and gas utility	—	—	—	79		79
Enterprises	*	16	2	4		22
Corporate interest and other	*	1	1	(1)		1
Discontinued operations (income) loss	1	(25)	1	3		(20)

Adjusted income — non-GAAP	$71	$67	$71	$91		$300

Average shares outstanding, basic	226.6	226.9	227.3	227.8		227.2
Average shares outstanding, diluted	233.2	234.6	238.5	243.0		237.9

Reported earnings per share — GAAP	$0.30	$0.32	$0.28	$0.02		$0.91

After-tax items:
Electric and gas utility	—	—	—	0.33		0.33
Enterprises	*	0.07	0.01	0.02		0.09
Corporate interest and other	*	*	*	(*	)	0.01
Discontinued operations (income) loss	0.01	(0.11)	0.01	0.01		(0.08)

Adjusted earnings per share — non-GAAP	$0.31	$0.28	$0.30	$0.38		$1.26

Note: Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.

*	Less than $500 thousand or $0.01 per share.

(a)	Excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock, adjusted earnings per per share was $0.44, $0.19, $0.33, $0.30, and $1.25, respectively.
2009 A-1

CMS ENERGY CORPORATION
Earnings By Quarter and Year GAAP Reconciliation
(Unaudited)

(In millions, except per share amounts)	2009
	1Q	2Q	3Q	4Q		Dec YTD

Reported net income — GAAP	$70	$75	$67	$6		$218

After-tax items:
Electric and gas utility	—	—	—	79		79
Enterprises	*	16	2	4		22
Corporate interest and other	*	1	1	(1)		1
Discontinued operations (income) loss	1	(25)	1	3		(20)

Adjusted income — non-GAAP	$71	$67	$71	$91		$300

Average shares outstanding, basic	226.6	226.9	227.3	227.8		227.2
Average shares outstanding, diluted	233.2	234.6	238.5	243.0		237.9

Reported earnings per share — GAAP	$0.30	$0.32	$0.28	$0.02		$0.91

After-tax items:
Electric and gas utility	—	—	—	0.33		0.33
Enterprises	*	0.07	0.01	0.02		0.09
Corporate interest and other	*	*	*	(*	)	0.01
Discontinued operations (income) loss	0.01	(0.11)	0.01	0.01		(0.08)

Adjusted earnings per share — non-GAAP	$0.31	$0.28	$0.30	$0.38		$1.26

(In millions, except per share amounts)	2010
1Q
Reported net income — GAAP	$85

After-tax items:
Electric and gas utility	6
Enterprises	1
Corporate interest and other	*
Discontinued operations loss	1

Adjusted income — non-GAAP	$93

Average shares outstanding, basic	228.0
Average shares outstanding, diluted	246.5

Reported earnings per share — GAAP	$0.34

After-tax items:
Electric and gas utility	0.03
Enterprises	*
Corporate interest and other	*
Discontinued operations loss	0.01

Adjusted earnings per share — non-GAAP	$0.38

Note: Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.

*	Less than $500 thousand or $0.01 per share.
2010 A-1